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                                                                   Exhibit 23.01

                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated September 19, 1997, relating to the financial statement of Ledecky Brothers LLC and Consolidation Capital Corporation, which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


PRICE WATERHOUSE LLP
Minneapolis, Minnesota
September 19, 1997